                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)

                             USLIFE Income Fund, Inc.
 .............................................................................
        (Name of Registrant as Specified In Its Charter)

                             USLIFE Income Fund, Inc.
 .............................................................................
                (Name of Person(s) Filing Proxy Statement,
                       if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), 14a6(j)(2);
    or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1)  Title of each class of securities to which transaction applies:

        ..............................................................
    2)  Aggregate number of securities to which transaction applies:

        ...............................................................
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

        ...............................................................
* Set forth the amount on which the filing fee is calculated and state how it was determined.

    4)  Proposed maximum aggregate value of transaction:

        ...............................................................
    5)  Total fee paid:

        ...............................................................
[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

        ................................................................

    2)  Form, Schedule or Registration Statement No.:

        ................................................................

    3)  Filing Party:

        ................................................................

    4)  Date Filed:

        ................................................................

USLIFE INCOME FUND, INC.     125 Maiden Lane, New York, New York 10038

_______________________________________

         NOTICE OF ANNUAL
         MEETING OF
         SHAREHOLDERS

         OCTOBER 9, 1996
_______________________________________

Notice is hereby given that the Annual Meeting of Shareholders of USLIFE Income Fund, Inc. (the "Fund"), a Maryland corporation, will be held at the Fund's principal office, 125 Maiden Lane, New York, New York on Wednesday, October 9, 1996, at 11:00 o'clock a.m., local time for the following purposes:

Item 1:  To elect eight directors to hold office for a one-year term;

Item 2: To act upon a proposal to ratify the appointment of KPMG Peat Marwick LLP as independent auditor of the Fund for the fiscal year ending June 30, 1997; and

Item 3: To transact such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record at the close of business on August 14, 1996 will be entitled to notice of, and to vote at, the meeting. The stock transfer books will not be closed.

It is important that your shares are represented and voted at the meeting. Whether or not you plan to attend and regardless of the number of shares you own, you will help the Fund reduce the expense of additional solicitation by promptly signing, dating and mailing the enclosed proxy in the accompanying postage-paid envelope.

                               By order of the Board of Directors,



                               Richard G. Hohn
                               Vice President & Secretary


August 26, 1996
New York, New York

USLIFE INCOME FUND, INC.  125 Maiden Lane, New York, New York 10038

         PROXY STATEMENT
         ANNUAL MEETING
         OF SHAREHOLDERS

         OCTOBER 9, 1996
_______________________________________________________________________

This proxy statement is furnished in connection with the solicitation by the Board of Directors of USLIFE Income Fund, Inc. (the "Fund") of proxies to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on October 9, 1996, and at any and all adjournments thereof, for the purposes set forth in the Notice of Annual Meeting.

The proxy which accompanies this statement, even if executed and returned, may be revoked by the person executing it if it has not yet been exercised. To revoke a proxy, the shareholder must file with the Secretary of the Fund either a written revocation or a duly executed proxy bearing a later date. Shareholders entitled to vote may attend the meeting, revoke their proxies and vote in person whether or not they have submitted a signed proxy.

The principal executive office of the Fund is at 125 Maiden Lane, New York, New York l0038. The proxy statement and form of proxy were first sent to shareholders on or about August 26, 1996.

At the close of business August 14, 1996, the record date established by the Board of Directors for determining shareholders entitled to notice of and to vote at the Annual Meeting, the Fund had outstanding 5,643,768 shares of Common Stock, par value $1 per share ("Common Stock"). Only shareholders whose names appear on the books of the Fund at the close of business on the record date will be entitled to vote at the Annual Meeting. Each such shareholder is entitled to one vote for each share of Common Stock then held. Unless otherwise directed by the shareholder, all properly executed proxies received will be voted FOR the election of directors as set forth in Proposal 1 and FOR the appointment of KPMG Peat Marwick LLP as independent auditor as indicated in Proposal 2.

If a shareholder participates in the Fund's Automatic Dividend Investment Plan (the "Plan") and holds shares in his or her name in addition to the shares held in custody for the shareholder pursuant to the Plan, the proxy to vote shares registered in the shareholder's name will serve as instructions for voting shares held in custody for the shareholder pursuant to the Plan. If a shareholder does not send a proxy to vote the shares registered in his or her name, the shares held for the shareholder's account in the Plan will not be voted.

2 __________________________________________________________________

SECURITY OWNERSHIP OF MANAGEMENT

As of August 14, 1996, directors and officers as a group beneficially owned 54,333 shares of Common Stock, which represented less than 1% of the shares outstanding. No director, officer or nominee has the right to acquire beneficial ownership of any shares of the Fund. The Fund knows of no person owning beneficially 5% or more of the outstanding voting securities of the Fund.

ITEM 1: ELECTION OF DIRECTORS

The Fund currently has eight directors, all of whom have been nominated for re-election to the Board of Directors to hold office for one year or until their successors are elected and qualified. Each nominee was elected by the shareholders at the 1995 Annual Meeting except for Messrs. Richard L. Ellis and Greer F. Henderson who were elected directors, respectively, at the October 11, 1995 and the March 13, 1996 meetings of the Board of Directors. Mr. Henderson together with Messrs. Gordon E. Crosby, Jr. and Richard J. Chouinard (who are also nominees for election as directors of the Fund) are directors of USLIFE Advisers, Inc. ("Advisers"), the Fund's investment adviser and a wholly owned subsidiary of USLIFE Corporation ("USLIFE"), a publicly-held life insurance-based holding company and the Fund's sponsor. In addition, Messrs. Crosby and Chouinard are, respectively, Chairman, and President and Chief Executive Officer, of Advisers. Directors are elected by a majority of the votes cast at a meeting of shareholders by the holders of all shares of Common Stock entitled to vote in the election provided a quorum exists. The holders of a majority of all issued and outstanding shares of Common Stock entitled to vote, present in person or by proxy, constitute a quorum. Votes which are withheld from any nominee, as well as broker non-votes, will not be counted.

Unless otherwise instructed, the persons named in the accompanying proxy intend to vote the stock represented by the proxy in favor of the eight nominees named below. It is not contemplated that any nominee will be unable or unwilling to serve as a director but if that should occur, the Board of Directors reserves the right to substitute another person.

____________________________________________________________________________ 3

NOMINEES FOR DIRECTOR
____________________________________________________________________________
                                                             COMMON STOCK
NAME, PRINCIPAL OCCUPATION(S)                                BENEFICIALLY
DURING THE PAST FIVE YEARS                  DIRECTOR         HELD AS OF
AND OTHER INFORMATION, AGE                  SINCE            AUGUST 14, 1996 (1)
GORDON E. CROSBY, JR.                       10/23/72         37,720 (3)

Chairman of the Board of the Fund since
1972.  Also, Chairman of the Board
and Chairman of the Executive Committee, USLIFE Corporation, NY, NY, life insurance-based holding company.
Other affiliations include Chairman of
the Board and Director of all USLIFE
Corporation subsidiaries, including
USLIFE Advisers, Inc., NY, NY,
investment adviser.  Member, National
Advisory Board, The Chase Manhattan
Corporation, formerly Chemical Banking
Corporation, NY, NY, commercial bank;
Tax Data Base Subcommittee of the
Steering Committee on Federal Taxation,
American Council of Life Insurance,
Washington, DC. Formerly, Chairman of
the Board, President and Chief
Executive Officer, USLIFE Corporation.
Former Director:  Thomas J. Lipton,
Inc., Englewood Cliffs, NJ, manufacturer of food products; The United Kingdom
Fund, Inc., NY, NY, diversified,
closed-end management investment
company; Health Insurance Association of
America, Washington, DC; American
Council of Life Insurance, Washington,
DC; Life Insurance Council of New York,
Inc., NY, NY. Age 75. (2)

RICHARD J. CHOUINARD                         5/24/74         3,000

President of the Fund since 1974.  Also,
Chief Executive Officer.  Other
affiliations include President, Chief
Executive Officer and Director,
USLIFE Advisers, Inc., NY, NY,
investment adviser; Chief Investment
Officer, USLIFE Corporation, NY, NY,
life insurance-based holding company.
Age 64. (2)

4___________________________________________________________________________

____________________________________________________________________________

NOMINEES FOR DIRECTOR
____________________________________________________________________________
                                                             COMMON STOCK
NAME, PRINCIPAL OCCUPATION(S)                                BENEFICIALLY
DURING THE PAST FIVE YEARS                  DIRECTOR         HELD AS OF
AND OTHER INFORMATION, AGE                  SINCE            AUGUST 14, 1996 (1)

DR. KALMAN J. COHEN                         10/27/72         700

Distinguished Bank Research Professor
Emeritus, The Fuqua School of Business,
Duke University, Durham, NC.  Director,
Sentinel Group Funds, Inc., Montpelier,
VT, mutual fund.  Trustee, Sentinel
Pennsylvania Tax-Free Trust, Montpelier,
VT, open-end investment company.
Age 65. (4)

RICHARD L. ELLIS                            10/11/95         3,000

President and Director, Richard L. Ellis
Associates, Ltd., real estate brokerage
company, NY, NY. Director: Salvation Army
- -Greater New York; Sons of Revolution,
NY, NY.  Director and Chairman of
Trustees, Rotary Club of New York, NY,
NY.  Age 63. (4)

GREER F. HENDERSON                          3/13/96          1,000

Vice Chairman and Chief Executive
Officer and Director, USLIFE Corporation,
NY, NY, life insurance-based holding
company.  Other affiliations include
Director of other USLIFE Corporation
subsidiaries, including USLIFE Advisers,
Inc., NY, NY, investment adviser.
Formerly, Vice Chairman and Chief
Financial Officer, USLIFE Corporation.
Age 64. (2)

_________________________________________________________________________ 5

___________________________________________________________________________

NOMINEES FOR DIRECTOR
___________________________________________________________________________
                                                             COMMON STOCK
NAME, PRINCIPAL OCCUPATION(S)                                BENEFICIALLY
DURING THE PAST FIVE YEARS                  DIRECTOR         HELD AS OF
AND OTHER INFORMATION, AGE                  SINCE            AUGUST 14, 1996 (1)

JOHN M. KINGSLEY, JR.                       5/10/95          500

Executive Vice President and Director,
Sturm, Ruger & Company, Inc., Southport,
CT, firearms manufacturer.  Trustee,
Bridgeport Hospital, Bridgeport, CT,
municipal hospital.  Former Director:
Equitania Insurance Company, Lexington,
KY, insurance; NSC Corporation, Methuen,
MA, environmental services; Mercantile &
General Reinsurance Company of America,
Morristown, NJ, reinsurance.  Age 64. (4)

WILLIAM M. R. MAPEL                         3/8/89           1,000

Retired Senior Vice President/Chairman
- - Policy Committee, North American
Finance Group, Citibank, N.A., NY, NY,
commercial bank.  Chairman, Mercantile
& General Reinsurance Company of
America, Morristown, NJ, reinsurance.
Director:  Mercantile & General Life
Reassurance Company of America, Toronto,
Canada, reinsurance; Brundage, Story and
Rose Investment Trust, NY, NY, mutual
fund; Churchill Partners, Minneapolis,
MN, investments; Galey & Lord, NY, NY,
textiles; NSC Corporation, Methuen,
MA, environmental services.  Age 64. (5)

RALPH F. PETERS                              8/14/91         3,000

Retired Chairman of the Executive
Committee, formerly Chairman of the
Board, Discount Corporation of New
York, NY, NY, dealer in governmental
securities. Director, Sun Life Insurance and Annuity Company of New York, NY, NY, life insurance. Trustee: Van Eck Funds,
Van Eck Investment Trust, and Van Eck
Trust, NY, NY, mutual funds.  Age 67. (4)

6____________________________________________________________________________

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES.

(1) No percentages of share ownership are indicated since the number of shares owned by individual nominees constitutes less than one percent of the outstanding shares.

(2) Considered an "interested person" of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act") by reason of his association with USLIFE Corporation ("USLIFE") and its subsidiaries. Messrs. Crosby, Henderson and Chouinard are considered "interested persons" since they are, respectively, Chairman of the Board and Chairman of the Executive Committee, Vice Chairman and Chief Executive Officer and Director, and Chief Investment Officer of USLIFE. In addition, Mr. Crosby is Chairman of the Board of all USLIFE subsidiaries and Messrs. Henderson and Chouinard are officers and/or directors of certain USLIFE subsidiaries.

(3) Includes 5,049 shares held by Mr. Crosby's wife, as to which shares he disclaims beneficial ownership.

(4) Member of the Audit Committee.

(5) Chairman of the Audit Committee.

BOARD OF DIRECTORS' COMMITTEES

The Board has an Audit Committee but does not have a Nominating or Compensation Committee. The functions usually performed by a Nominating Committee are the responsibility of the entire Board. There is no Compensation Committee since the Fund has no salaried employees.

AUDIT COMMITTEE

The Audit Committee is composed of directors who are not "interested persons" as defined by the 1940 Act. It recommends for approval by the Board of Directors and by the shareholders at the Annual Meeting, the firm to be retained as independent auditor; consults with the independent auditor regarding the plan and scope of the audit and the adequacy of internal accounting procedures and controls; reviews fees charged by the auditor and the results of the audit; and discusses with the auditor matters relevant to such services.

___________________________________________________________________________7

BOARD OF DIRECTORS' AND OFFICERS' CASH COMPENSATION

Members of the Board of Directors receive $470 for each Board meeting attended in addition to an annual retainer of $4,500. Audit Committee members also receive $470 for each committee meeting attended. Directors who are officers of the Fund serve on the Board without compensation.

During the fiscal year ended June 30, 1996, the Board of Directors met six times at regularly scheduled meetings. The Audit Committee meets only on call, during the year they met twice. All directors attended at least 75% of the total of the meetings of the Board of Directors and the Audit Committee during the fiscal year ended June 30, 1996. The aggregate compensation earned by all officers and directors as a group in the 1996 fiscal year, exclusive of fees paid for the services of the offices of Secretary and Treasurer, was $35,290.

During the 1996 fiscal year, the Fund paid $50,000 to Advisers, the Fund's investment adviser, to cover reimbursement of compensation and other expenses attributable to the offices of the Fund's Secretary and Treasurer as set forth in the Investment Advisory Agreement ("Advisory Agreement"). The principal executive office of Advisers is located at 125 Maiden Lane, New York, New York 10038. Under the Advisory Agreement, Advisers pays all fees, salaries and other compensation of directors and officers of the Fund who also serve as directors, officers or employees of Advisers or any of its affiliated companies. No fees are paid to Messrs. Crosby, Henderson or Chouinard.

Under a Deferred Compensation Plan adopted in 1979, directors who receive fees for their services may elect to defer all or part of the payment of their compensation until termination of their services as directors. Deferred amounts currently accrue an interest equivalent calculated at the rate of 1.4375% quarterly. Such rate is reviewed annually by the Board of Directors and is subject to change by a vote thereof. Participating directors may elect to receive distribution of deferred fees and accrued interest in one payment or in equal annual installments (not to exceed ten) after ceasing to be a director of the Fund.

8____________________________________________________________________________

EXECUTIVE OFFICERS OF THE FUND

The executive officers of the Fund are Messrs. Crosby and Chouinard, respectively, Chairman, and President and Chief Executive Officer (see "Election of Directors") as well as Messrs. Charles P. Baker and Richard G. Hohn and Ms. Linda Miller, who are, respectively, Executive Vice President, Vice President and Secretary, and Treasurer. Mr. Baker is 45 and was elected Executive Vice President of the Fund on October 13, 1993. He also serves as Investment Officer of USLIFE and as Executive Vice President and Chief Operating Officer of Advisers since January 3, 1994 and September 13, 1993, respectively. Prior to that Mr. Baker was Managing Director of MONY Capital Management, NY, NY, the private placement and public offerings' unit of The Mutual Life Insurance Company of New York, NY, NY, a life insurance company. Mr. Baker owns 200 shares of the Fund's Common Stock. Mr. Hohn is 60 and also serves as Senior Vice President - Investor Relations, Secretary & Counsel of USLIFE and Senior Vice President - Corporate Secretary & Counsel of The United States Life Insurance Company In the City of New York ("United States Life"), NY, NY, a life insurance company and subsidiary of USLIFE, since October 31, 1994 and May 25, 1993, respectively. Previously, he served as Senior Vice President - Corporate Secretary & Counsel of USLIFE since May 18, 1993, having served prior to that as its Vice President and Secretary. Prior to May 25, 1993, Mr. Hohn served as Vice President and Secretary of United States Life. In addition, Mr. Hohn has served as Secretary of Advisers for at least five years. Mr. Hohn owns 4,035 shares of the Fund's Common Stock. Ms. Miller is 44 and was elected Treasurer of the Fund on November 10, 1993. In addition, she is Treasurer of Advisers since June 3, 1994 and Senior Vice President, Secretary & Treasurer of USLIFE Equity Sales Corporation ("Equity Sales"), NY, NY, a registered broker-dealer and subsidiary of USLIFE, since April 29, 1994. Prior to that, Ms. Miller served as Vice President, Secretary & Treasurer of Equity Sales. Ms. Miller owns 178 shares of the Fund's Common Stock.

Executive officers of the Fund are elected to serve for one year or until the election and qualification of their successors.

ITEM 2: RATIFICATION OF INDEPENDENT AUDITOR

KPMG Peat Marwick LLP has been selected as independent auditor for the fiscal year ending June 30, 1997 by the directors of the Fund who are not "interested persons" as defined by the 1940 Act. The directors of the Fund who are not "interested persons" are all members of the Fund's Audit Committee. The firm has served as independent auditor since the Fund's organization in 1972.

___________________________________________________________________________9

To the knowledge of the Fund, no direct or indirect material financial interest exists between the Fund and KPMG Peat Marwick LLP, and no member of KPMG Peat Marwick LLP has acted in the capacity of promoter, underwriter, voting trustee, director, officer or employee of the Fund during the last three years.

A representative of KPMG Peat Marwick LLP will be present at the Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement.

Abstentions and broker non-votes will not be counted as having voted on this Item 2.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS

The date by which proposals of shareholders intended to be presented at the l997 Annual Meeting must be received at the Fund's principal executive office for inclusion in its proxy material is April 30, 1997.

MISCELLANEOUS

The Board of Directors knows of no other business to be presented at the Annual Meeting. Should any other business properly come before the Annual Meeting, the persons named in the proxy will act upon such matters in accordance with their best judgment.

The expense of preparing, assembling and mailing the Notice of Annual Meeting, Proxy Statement and Proxy will be paid by the Fund, and the solicitation of proxies will be made principally by use of the mails. In addition, officers and directors of the Fund and/or officers and employees of Advisers may make solicitations of some of the larger shareholders through personal contact, by telephone, telegraph or facsimile. The Fund may also reimburse banks, brokers, nominees and other fiduciaries for postage and reasonable clerical expenses incurred by them in forwarding proxy material to their principals.

10_____________________________________________________________________

IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AND VOTED AT THE MEETING. SHAREHOLDERS ARE URGED TO PROMPTLY SIGN, DATE AND MAIL THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

PLEASE ACT TODAY!

                            By order of the Board of Directors,




                            Richard G. Hohn
                            Vice President &  Secretary

August 26, 1996
New York, New York

USLIFE Income Fund, Inc.
____________________________________________________________________________
125 Maiden Lane New York NY  10038 4992



August 26, 1996



Dear Fellow Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of USLIFE Income Fund, Inc. to be held on Wednesday, October 9, 1996 at 11:00 A.M., at the office of the Fund, 125 Maiden Lane, New York, New York 10038.

At the meeting, shareholders will be asked to elect eight directors to hold office for a one-year term and to ratify the appointment of the Fund's independent auditor.

It is important that your shares are represented and voted at the meeting. Please take a moment now to sign, date and mail your proxy in the enclosed postage-paid envelope.

On behalf of your Board of Directors, thank you for your continued support.


Sincerely,



Gordon E. Crosby, Jr.
Chairman of the Board

                     ["USLIFE INCOME FUND, INC." logo]

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints Richard J. Chouinard, Charles P. Baker and Richard G. Hohn as Proxies, each with the power to act alone and to appoint his substitute, and hereby authorizes them to represent and vote, as designated herein, all the shares of Common Stock of USLIFE INCOME FUND, INC. which the undersigned is entitled to vote as of August 14, 1996, the record date, at the Annual Meeting of Shareholders to be held on October 9, 1996 or any adjournment thereof.

                  THIS PROXY IS CONTINUED ON THE REVERSE.

               PLEASE SIGN ON THE REVERSE AND RETURN PROMPTLY.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                            /\FOLD AND DETACH HERE/\




                      ["USLIFE INCOME FUND, INC." logo]

                       ANNUAL MEETING OF SHAREHOLDERS

                         WEDNESDAY, OCTOBER 9, 1996
                                 11:00 A.M.
                              125 MAIDEN LANE
                            NEW YORK, NY  10038

                                                          Please mark   _____
                                                        your votes as     X
                                                         indicated in   _____
                                                         this example

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED IN ITEM 1 AND FOR THE PROPOSAL IN ITEM 2.

ITEM 1 - ELECTION OF THE FOLLOWING NOMINEES AS DIRECTOR:

   FOR ALL     WITHHOLD FOR     NOMINEES:  G.E. Crosby, Jr., R.J. Chouinard,
  NOMINEES     ALL NOMINEES     K.J. Cohen, R.L. Ellis, G.F. Henderson,
   /  /          /  /           J.M. Kingsley, Jr., W.M.R. Mapel, R.F. Peters.

                                WITHHOLD FOR THE FOLLOWING ONLY (WRITE THE
                                NAME OF THE NOMINEE(S) IN THE SPACE BELOW)

                                __________________________________________

ITEM 2 - PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITOR OF THE FUND.

  FOR     AGAINST     ABSTAIN
  / /       / /        / /

ITEM 3 - IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING

                                 Please sign as name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                                 Dated:_________________________________, 1996

                                 _____________________________________________
                                              Signature

                                 _____________________________________________
                                              Signature

                                        PLEASE SIGN, DATE AND MAIL
                                        YOUR PROXY CARD PROMPTLY!

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                          /\FOLD AND DETACH HERE/\